1 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Fifth Third Bancorp 1Q21 Earnings Presentation April 20, 2021 Refer to earnings release dated April 20, 2021 for further information.

2 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; and (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases. You should refer to our periodic and current reports filed with the SEC for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 25 through 27 of our 1Q21 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

3 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved • Returned $180 million to shareholders through repurchases; capacity to repurchase up to $347 million in 2Q21 • Strong reported and adjusted return metrics, reflecting solid operating results • Historically low NCO ratio reflecting improvements in consumer and commercial portfolios • Allowance for credit losses ratio2 of 2.19% down 22 bps sequentially; benefit to credit losses driven by improved macroeconomic environment and strong credit results • Period end loan-to-core deposit ratio of 68% (64% ex. PPP) • Exceeded five-year, $32 billion commitment to invest in low-and-moderate income communities by over $9 billion 1Q21 highlights Reported1 Adjusted1 ROA Efficiency ratio ROTCE 1.40% 19.8% NIM 2.62%2.62% 1.38% 16.8% 62.6%63.0% ROE 13.3%13.1% excl. AOCI PPNR $726MM$713MM EPS $0.93$0.93 CET13 10.46% For end note descriptions, see end note summary starting on page 30

4 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Net interest income1 T o ta l n e t in te re s t in c o m e ; $ m il li o n s NII NII $ in millions; NIM change in bps $1,1854Q20 2.58% 4Q20 to 1Q21 Reported NII & NIM Walk NIM $1,179 2.62%1Q21 Cumulative quarterly impact of hedge portfolio; 1Q21 $72 +16 bps For end note descriptions, see end note summary starting on page 30 Decline in excess liquidity Incremental PPP fees Government-guaranteed loans purchased from third party Reduction in investment portfolio prepayment penalty proceeds Day count Lower PAA/PCD income - 3 12 3 21 1 (10) (2) (20) 1 (9) (2) T o ta l n e t in te re s t in c o m e ; $ m il li o n s NII NIM $1,233 $1,185 $1,179 3.28% 2.58% 2.62% 1Q20 4Q20 1Q21

5 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Well positioned to benefit from higher rates Estimated NII sensitivity profile and ALCO policy limits Estimated NII sensitivity with deposit beta changes Estimated NII benefit from increased securities balances4,5 NII is asset sensitive in year 1 and year 2 to rising rates. • As of March 31, 2021, 48% of HFI loans were variable rate net of existing hedges (66% of total commercial; 20% of total consumer)1 • ~87% of $47BN commercial portfolio indexed to 1ML have floors at or above 0% • Investment portfolio effective duration of 4.62 • Short-term borrowings represent approximately 8% of total wholesale funding, or 1% of total funding • Approximately $10 billion in non-core funding matures beyond one year Interest rate sensitivity tables leverage the following deposit assumptions: • 38% weighted-average up rate beta on interest-bearing deposit balances3 • Betas were revised in 1Q21 to incorporate the experience of the most recent rising rate cycle • No modeled re-pricing lag on deposits • Utilizes forecasted balance sheet with $5BN DDA runoff (per 100 bps rate movement) assumed in up rate scenarios • Weighted interest-bearing deposit floor of 5 bps For end note descriptions, see end note summary starting on page 30 ALCO policy limit Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months 10.4% 21.3% (4.0%) (6.0%) +100 Ramp over 12 months 5.4% 11.6% NA NA % Change in NII (FTE) Betas 25% higher Betas 25% lower Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months 8.4% 17.8% 12.4% 24.9% +100 Ramp over 12 months 4.4% 9.9% 6.4% 13.3% % Change in NII (FTE) +$5BN balances +$10BN balances Change in Interest Rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months 11.1% 22.4% 11.9% 23.4% +100 Ramp over 12 months 6.3% 13.1% 7.2% 14.7%

6 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Adjusted noninterest income (excl. securities (gains)/losses)1 Noninterest income • Adjusted noninterest income1 down $55 million, or 7% • Primary drivers: ‒ Record commercial banking revenue (up 9%) ‒ Mortgage banking revenue (up 240%) ‒ Leasing business revenue (up 26%) ‒ Offset by other noninterest income (down 74%), which was impacted by the recognition of tax receivable agreement revenue of $74 million as well as private equity income in the prior quarter T o ta l n o n in te re s t in c o m e ; $ m il li o n s Noninterest income • Adjusted noninterest income1 up $27 million, or 4% • Primary drivers: ‒ Commercial banking revenue (up 23%) ‒ Leasing business revenue (up 19%) ‒ Other noninterest income (up 25%) ‒ Partially offset by mortgage banking revenue (down 29%) 1Q21 vs. 1Q20 1Q21 vs. 4Q20 $671 $787 $749 $732 $814 $759 1Q20 4Q20 1Q21 For end note descriptions, see end note summary starting on page 30

7 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Adjusted noninterest expense1 Noninterest expense • Adjusted noninterest expense1 up $41 million, or 3% • Primary drivers: ‒ Compensation and benefits (up 6%) ‒ Technology and communications (up 3%) ‒ Partially offset by marketing expense (down 23%) T o ta l n o n in te re s t e x p e n s e ; $ m il li o n s • Adjusted noninterest expense1 up $22 million, or 2% • Primary drivers: ‒ Compensation and benefits (up 9%) ‒ Partially offset by other noninterest expense (down 13%) and marketing expense (down 26%) Noninterest expense 1Q21 vs. 1Q20 1Q21 vs. 4Q20 $1,200 $1,236 $1,215 $1,193 $1,174 $1,215 1Q20 4Q20 1Q21 For end note descriptions, see end note summary starting on page 30

8 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Securities1Commercial Interest earning assets Average securities1 and short-term investmentsAverage loan & lease balances Consumer Total loan yield $ in billions; loan & lease balances exclude HFS Short-term investments Taxable securities yield $78.0 $69.0 $69.0 $40.0 $39.8 $39.8 $118.0 $108.8 $108.9 1Q20 4Q20 1Q21 Commercial Consumer Period-end HFI loan & lease balances $0.1 $0.3 $0.1 $1.6 $4.5 $5.4 $1.6 $4.7 $5.5 1Q20 4Q20 1Q21 Period-end HFS loan & lease balances Commercial Consumer $70.9 $69.9 $69.3 $39.8 $39.5 $39.6 $110.8 $109.4 $109.0 4.44% 3.68% 3.68% 1Q20 4Q20 1Q21 $36.1 $36.0 $36.3 $2.9 $35.0 $32.7 $39.0 $71.0 $69.0 3.15% 3.10% 2.97% 1Q20 4Q20 1Q21 $ in billions $ in billions $ in billions ~$5.1BN in PPP loans ~$4.8BN in PPP loans Increase since 4Q20 driven by purchases of government guaranteed residential mortgages from a third party ($2.1BN in December 2020 and $0.6BN in March 2021) Totals shown above may not foot due to rounding ~$5.4BN in PPP loans ~$5.2BN in PPP loans For end note descriptions, see end note summary starting on page 30

9 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Core deposits and wholesale funding Average wholesale funding balancesAverage core deposit balances $63.6 $79.8 $79.9 $68.6 $77.3 $80.7 $132.2 $157.1 $160.6 1Q20 4Q20 1Q21 $55.8 $82.1 $79.2 $67.4 $74.3 $77.7 $123.2 $156.3 $156.9 0.68% 0.08% 0.06% 1Q20 4Q20 1Q21 Commercial Consumer Total IB core deposit rate $ in billions $ in billions Period-end core deposit balances Period-end wholesale funding balances $21.8 $18.7 $18.4 2.73% 2.38% 2.42% 1Q20 4Q20 1Q21 $25.3 $18.5 $17.9 1Q20 4Q20 1Q21 Total wholesale funding Wholesale funding cost Total wholesale fundingCommercial Consumer $ in billions $ in billions Totals shown above may not foot due to rounding

Well diversified commercial portfolio with several potential risk mitigants to recent stresses

COVID-19 high impact portfolios of interest

Total Commercial balances ex. PPP

Restaurants ($1.6BN)	• ~75% of portfolio in QSR, mostly to top-tier brands and national chains • Areas of focus: ~25% dine-in focused; supported by concentration in large scale operators and top performing brands with strong sponsorship, and/or access to capital markets
Casinos ($1.4BN)	• Clients have strong liquidity positions with continued access to capital markets; experienced management teams have executed significant cost reduction plans; ~67% to regional casino operators (incl. Native American-operated) • Includes casino hotels of approximately $0.8BN • Areas of focus: ~23% global operators (including Las Vegas) supported by scale, liquidity and experienced management teams
Hotels ($1.4BN)	• 58% to drivable leisure hotels, where RevPAR has generally rebounded • Areas of focus: 42% business-oriented hotels which likely face a multi year re-stabilization but are owned by strong, large scale operators with deep experience and broad resources
Retail non-Essential ($1.9BN)	• C&I borrowers with strong performance given e-commerce disruption; composition almost exclusively either investment grade and well-positioned to weather downturn, or market-conforming ABL structures • Areas of focus: Retail driven Non-owner occupied CRE (~$1.1BN) supported by anchor tenant strength, collection rates and liquidity to support re-stabilization
Healthcare Facilities ($2.6BN)	• Well diversified with long-term clients across broad sectors including Skilled Nursing, Physician Offices, Behavioral Health, Assisted Living and Surgery/Outpatient Centers, etc. • Areas of focus: Skilled Nursing occupancy supported by top tier national and large regional operators
Leisure Travel ($0.4BN)	• Well contained to a few large operators; all have been able to access capital markets to bolster liquidity • Areas of focus: Seasonal operations impact the speed of full recovery supported by strong liquidity and access to capital
Other ($1.5BN)	• Other portfolios impacted by COVID-19, including sports ($0.7), fitness ($0.4), and other leisure & recreation industries not listed above

Key takeaways:

- Well diversified commercial portfolio favoring large borrowers with a track record of resilience
- Proactive portfolio monitoring
- COVID-19 high impact portfolio payment deferral rate less than 1%
- Excluding PPP, ~65% of C&I high impact portfolio is in shared national credits
- High impact portfolio balances shown include approximately $3.2BN in non-owner occupied CRE (see the following page for more information)
- No changes to composition or definition of COVID-19 High Impact industries

Total COVID High Impact Balances: $10.8 billion, or ~9% of total loans & leases down 1% from 4Q20

10
© Fifth Third Bancorp | All Rights Reserved

11 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 27% 13% 12% 11% 10% 7% 3% 2% 1% 14% Apartment Office Home Builder Hospitality Retail Industrial Student Housing Self Storage For Sale Other 85% 5% 7% CRE portfolio is smaller, centrally managed, and well diversified Casinos CRE as a % of total loans and leases Well diversified by property type Non-owner CRE - COVID high impact industries COVID high impact Exposures by property typeTotal loans and leases ex. PPP • Significantly less exposure to CRE (and high volatility CRE) compared to peers • Manage exposures and risk limits centrally • Immaterial exposure to raw land or developed land • Well diversified by property type with lower exposures to hospitality and retail • Geographic diversification with no significant exposure to any specific MSA • COVID-19 CRE criticized assets comprise ~80% of all CRE criticized assets Balance Crit Rate $1.4BN Δ in Crit Rate QoQ Other Owner Occupied CRE Non-owner Occupied CRE Hotels Non-essential retail Healthcare Other Total NOO CRE – COVID High Impact $1.1BN $0.1BN $0.2BN $0.4BN $3.2BN 16% 13% (3%) - 2% 12% 83% 67% 15% 0% 10% 60% Total COVID High Impact (all Commercial) $10.8BN Loan balances ex. PPP 31% (2%) Non-COVID portfolio 3% Note totals shown above may not foot due to rounding

12 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 2.13% 2.50% 2.49% 2.41% 2.19% 1Q20 2Q20 3Q20 4Q20 1Q21 2.65% Credit quality overview Early stage delinquencies and NPAs1 Net charge-offs (NCOs) ACL as % of portfolio loans and leases 0.60% 0.68% 0.66% 0.47% 0.43% 0.21% 0.11% 0.32% 0.40% 0.17% 0.36% 0.32% 0.44% 0.43% 0.27% 1Q18 1Q19 1Q20 1Q21 Consumer NCO Ratio Commercial NCO Ratio Total NCO Ratio Including MB unamortized loan discount Ex. PPP • ACL ratio of 2.19% declined 22 bps (or $244MM) sequentially, driven primarily by improved macroeconomic environment and strong credit results • NCO ratio of 0.27% down 16 bps from the prior quarter and down 17 bps from the year-ago quarter • NPA ratio of 0.72% down 7 bps from the prior quarter • ACL represents 321% of NPLs and 304% of NPAs 2.75% 2.64% 0.55% 0.45% 0.60% 0.79% 0.72% 0.33% 0.29% 0.35% 0.33% 0.28% 1Q18 1Q19 1Q20 1Q21 NPA Ratio 30-89 days past due as a % of Porfolio Loans 2.30% 2.76% 2.62% 2.53% For end note descriptions, see end note summary starting on page 30 2.40% 2.29%

13 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Allowance for credit losses Allowance for loan & lease losses Commercial and industrial loans Commercial mortgage loans Commercial construction loans Commercial leases Total commercial loans and leases Residential mortgage loans Home equity Indirect secured consumer loans Credit card Other consumer loans Total consumer loans Allowance for loan & lease losses 124 29 1,456 294 201 131 252 119 997 2,453 172 $2,625 Reserve for unfunded commitments1 Allowance for credit losses 402 901 2.13% 0.99% 2.11% 1.85% 3.88% 0.96% 12.56% 3.95% 2.51% 2.25% 2.41% 1.81% 3.79% Amount % of portfolio loans & leases 110 24 1,328 247 165 112 226 130 880 2,208 173 $2,381 389 805 1.77% 0.74% 1.92% 1.57% 3.43% 0.78% 12.49% 4.21% 2.21% 2.03% 2.19% 1.64% 3.71% Allocation of allowance by product $s in millions 4Q20 1Q21 • Allowance for credit losses decreased $244 million • Including the impact of the unamortized discount from the MB loan portfolio, the ACL ratio was 2.29% • Furthermore, excluding the impact of PPP, the ACL ratio would have been 2.40% Amount % of portfolio loans & leases For end note descriptions, see end note summary starting on page 30; Note, totals shown above may not foot due to rounding

14 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 4Q20 Net Income (ex reserve release) RWA Common Dividends Reserve release Under CECL Share repurchases 1Q21 ~34 bps 10.46% 10.34% • Unprecedented levels of short-term liquidity currently ~22x higher than 2019 average • Loan-to-core deposit ratio of 68% (64% ex. PPP) • ~$108 billion of available liquidity sources • $4.1 billion in Holding Company cash, sufficient to satisfy all fixed obligations in a stressed environment for ~25 months Strong capital and liquidity position Regulatory capital position Fed Reserves Unpledged Investment Securities Available FHLB Borrowing Capacity Current Fed Discount Window Availability Total ~$34 ~$27 ~$17 ~$30 ~$108 Liquidity Sources Liquidity position $s in billions; as of 3/31/2021 • Risk-based capital ratios have meaningfully improved (CET1 up ~70 bps since end of 2019) • Capacity to repurchase up to ~$347 million in 2Q21 • Potential to increase dividend, and repurchase over $800 million in 2H21, subject to Board approval and economic conditions • Expect to achieve 9.5% CET1 by mid-2022 Common equity tier 1 ratio1 ~(5 bps) ~(14 bps) For end note descriptions, see end note summary starting on page 30 ~9 bps ~(12 bps)

15 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Current expectations FY 2021 compared to FY 2020 (including HFS) Loans & leases Average: stable to up slightly Net interest income1 Noninterest income1 up 4 – 5% (or up 5 – 6% excluding the TRA impacts) Noninterest expense1 up ~1% (including $50MM – $55MM expected in 2021 servicing expenses from recent consumer loan purchases) down ~1% (FY20 baseline: $4.79BN) As of April 20, 2021; please see cautionary statements on page 2 (FY20 baseline: $2.92BN) (FY20 baseline: $4.55BN) Net charge-off ratio 30 – 40 bps Effective tax rate 22 – 23% For end note descriptions, see end note summary starting on page 30; totals shown above may not foot due to rounding • Includes impact of PPP forecast provided • Reflects impact of recent consumer loan purchases (~$3.7BN in GNMA forbearance pools added since December 2020, incl. ~$1BN in April 2021) • Assumes commercial line utilization improves from 31% to 33% by YE21 • NII guidance assumes relatively stable securities balances

16 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Current expectations Second quarter 2021 compared to first quarter 2021 Net interest income1 Noninterest income1 Noninterest expense1 down 5 – 7% (1Q21 baseline: $759MM) (1Q21 baseline: $1.215BN) (including HFS) Loans & leases Average: up 1 – 2% stable to up 1% (1Q21 baseline: $1.179BN) down 3 – 5% As of April 20, 2021; please see cautionary statements on page 2 For end note descriptions, see end note summary starting on page 30 • Includes impact of PPP forecast provided • Reflects impact of recent consumer loan purchases • NII guidance assumes relatively stable securities balances Net charge-off ratio 25 – 35 bps

17 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Fifth Third value proposition Generating strong relationship growth in all our markets with a focus on our Southeast expansion, and on continually improving the digital experience Diversified and growing fee revenues to support profitability and generate strong returns Investing for long-term outperformance (people, processes, technology) while still delivering strong financial results Focused on deploying capital into organic growth opportunities, maintaining a strong dividend, non-bank opportunities and share repurchases; Bank acquisitions remain a lower priority Maintaining a disciplined approach to rate and credit risk management Significantly different bank compared to the Fifth Third from a decade ago (credit, capital, management, culture) 1 2 3 4 5

18 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Appendix

19 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Living our purpose guided by our vision and values Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders

20 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Committed to generating sustainable value Environmental, Social, and Governance (ESG) actions and impact Actions Impact $41.6BN Delivered against 2016 $32BN community commitment1 $18 Minimum wage per hour (since 2019) $2.8BN commitment To accelerate racial equity, equality and inclusion 6 goals by 2025 To support inclusion and diversity within workforce and for its diverse suppliers 2.6M+ People educated through our L.I.F.E. programs2 200,000 Hours community service3 59% Women in workforce; 33% Board gender diversity Carbon neutral In 2020 for our operations, including scopes 1, 2 and 3 (business travel) First regional U.S. bank to achieve neutrality $5.4BN In lending and financing to renewable energy projects towards our $8BN sustainable financing goal by 20254 ESG Committee Established in 2020, reports to Nominating & Corporate Governance Committee World’s Most Ethical Companies Recognized by Ethisphere in 2021 Most Responsible Companies Recognized by Newsweek in 2020 America’s Best Large Employers Recognized by Forbes in 2021 Diversity Best Practices Inclusion Index Company in 2020 Outstanding Rating on our most recent CRA exam 100% Score Human Rights Campaign Corporate Equality Index for sixth consecutive year A- Leadership Band 2019 & 2020 CDP surveys Green Power Leadership 2020 award from Environmental Protection Agency Winning “W” Company Recognized by 2020 Women on Boards (2020WOB) For end note descriptions, see end note summary starting on page 30

21 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Paycheck Protection Program update PPP loan balance assumptions ($ billions; Average Balance) 1Q21 2Q21 3Q21 4Q21 Wave 1 & 2 Wave 3 Total 3Q20 4Q20 $5.2 $5.1 $4.4 $3.1 $1.2 $0.4 - - $0.8 $1.9 $2.0 $1.9 $5.2 $5.1 $5.2 $5.0 $3.2 $2.3 Actual Current expectations1 2021 Expected yield1 2.2% previously $3.2 previously $1.3 unchanged previously $1.6 previously $1.7 previously $1.6 previously $4.8 previously $3.0 previously $2.0 ~$130MM in remaining unamortized fees (~$55MM from waves 1 & 2, ~$75MM from wave 3) 27% of balances from waves 1 & 2 have been forgiven as of 3/31/21 Ex. accelerated forgiveness 2.3% 2.0% Higher than 1.9% previously communicated given smaller loan sizes unchanged unchanged For end note descriptions, see end note summary starting on page 30

22 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $8 $8 $8 $8 $8 $8 $8 $8 $7 $7 $7 $3 $3 $2 $1 $1 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $11 $11 $11 $11 $11 $11 $11 $11 $10 $10 $10 $6 $6 $5 $4 $1 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Floors Swaps ($3BN @ 2.25% 1-month LIBOR strike) ($8BN receive fixed / pay 1-month LIBOR) Cash flow hedges continue to protect NIM for next 4 years Notional value of cash flow hedges ($ Billions) Cash flow hedges Hedges expected to generated an annual NII benefit of ~$300MM through 4Q22 relative to an unhedged position1 Assuming no change to 1ML beyond 4/20/2021 Actual For end note descriptions, see end note summary starting on page 30 Blended rate of swaps will continue to improve throughout time: • 1Q21-4Q22: 3.02% • 1Q23-3Q23: 3.08% • 4Q23-1Q24: 3.09% • 2Q24: 3.14% • 3Q24-4Q24: 3.20%

23 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 69% 16% 10% 5% 25% 55% 20% 75% 19% 4% 2% 100% Fix | 0% Variable 64% Fix | 36% Variable Balance sheet positioning Investment portfolio $21.5BN fixed 3 | $42.2BN variable 1,2 Commercial loans1,2,3 Consumer loans1 Long-term debt4 $32.0BN fixed | $7.8BN variable 1 $11.5BN fixed | $2.9BN variable 4 • 1ML based: 54%6 • 3ML based: 7%6 • Prime based: 5%6 • Other based: 1%6,9 • Weighted avg. life: 1.7 years1,3 • 1ML based: 2%7 • 12ML based: 2%7 • Prime based: 16%7 • Weighted avg. life: 3.1 years1 • 1ML based: 9%8 • 3ML based: 11%8 • Weighted avg. life: 3.8 years C&I 36% Fix | 64% Variable Coml. mortgage 21% Fix | 79% Variable Coml. lease 100% Fix | 0% Variable Resi mtg.& construction 95% Fix | 5% Variable Auto/Indirect 100% Fix | 0% Variable Home equity 10% Fix | 90% Variable Senior debt 81% Fix | 19% Variable Sub debt 74% Fix | 26% Variable Auto securiz. proceeds 100% Fix | 0% VariableComl. construction 1% Fix | 99% Variable Credit card 13% Fix | 87% Variable Other 65% Fix | 35% Variable Other 85% Fix | 15% Variable • 57% allocation to bullet/ locked-out cash flow securities • Yield: 3.01%5 • Effective duration of 4.65 • Net unrealized pre-tax gain: $1.6BN • 98% AFS Level 1 100% Fix | 0% Variable Level 2A Non-HQLA/ Other • The information above incorporates the impact of $11BN in cash flow hedges ($8BN in C&I receive-fixed swaps, $3BN in floors with a 2.25% strike against 1ML) as well as ~$2BN fair value hedges associated with long term debt (receive-fixed swaps) • The impacts of PPP loans (given the expected temporary nature) are excluded Includes $3.2BN non-agency CMBS (All super-senior, AAA-rated securities; 64% WA LTV, ~40% credit enhancement) 12% 36% 8% 5% 39% For end note descriptions, see end note summary starting on page 30; totals shown above may not foot due to rounding

24 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Strong liquidity profile $ millions – excl. Retail Brokered & Institutional CDs Unsecured debt maturities Heavily core funded Demand 30% Interest checking 22% Savings/ MMDA 25%Consumer time 1% Foreign Office <1% Non-core deposits 1% Short term borrowings <1% Other liabilities 3% Equity 11% Long- term debt 7% Holding company: • Holding Company cash as of March 31, 2021: $4.1B • Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~25 months (debt maturities, common and preferred dividends, interest, and other expenses) without accessing capital markets, relying on dividends from subsidiaries or any other actions • The Holding Company did not issue or have long-term debt maturities in 1Q21 Bank entity: • The Bank did not issue or have long-term debt maturities in 1Q21 • Available and contingent borrowing capacity (1Q21): ‒ FHLB ~$16.9B available, ~$17.2B total ‒ Federal Reserve ~$29.7B Redemptions: • During 1Q21, Fifth Third announced the redemption of: ‒ $250MM of Holding Company senior notes on May 5, 2021 ‒ $1.25BN of Bank senior notes on May 15, 2021 As of 3/31/2021 2021 2022 2023 2024 2025 2026 on Fifth Third Bancorp Fifth Third Bank Fifth Third Financial Corp $1,150 $3,987 $1,500 $3,150 $1,500 $2,250 Note: totals shown above may not foot due to rounding

25 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $81 $95 $93 $47 $89 $67 $63 $66 $66 $59 $19 ($1) ($8) ($13) $18 ($47) ($58) ($75) ($75) ($81) $120 $99 $76 $25 $85 1Q20 2Q20 3Q20 4Q20 1Q21 Mortgage banking results $ millions Mortgage banking net revenue Mortgage originations and margins • Mortgage banking revenue increased $60 million from prior quarter and decreased $35 million from year-ago quarter • $4.7 billion in originations, up 17% compared to the year-ago quarter and up 19% from prior quarter; 21% purchase volume Origination fees and gains on loan sale Gross servicing fees MSR decayNet MSR Valuation Note: totals shown above may not foot due to rounding $ billions Originations HFS Originations HFI $3.19 $2.41 $3.42 $2.91 $3.62 $0.82 $1.01 $1.11 $1.03 $1.06 $4.01 $3.42 $4.53 $3.94 $4.68 1Q20 2Q20 3Q20 4Q20 1Q21 2.29% 2.23% 3.81% 3.76% 2.85% 2.50% 2.13% 1.42% 1.99% 2.36%Gain-on-sale margin Gain-on-sale margin represents gains on all loans originated for sale divided by salable originations. Rate lock margin Rate lock margin represents gains recorded associated with salable rate locks divided by salable rate locks.

26 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $44 $45 $22 $11 4Q21 4Q22 4Q23 4Q24 Estimated potential GAAP noninterest income recognition1,2 Future TRA payment schedule $ Millions; pre-tax For end note descriptions, see end note summary starting on page 30

27 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved NPL rollforward1 Commercial Consumer Total NPL $ millions $ millions $ millions For end note descriptions, see end note summary starting on page 30

28 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Non-GAAP reconciliation For end note descriptions, see end note summary starting on page 30; totals shown above may not foot due to rounding Fifth Third Bancorp and Subsidiaries $ and shares in millions March December September June March (unaudited) 2021 2020 2020 2020 2020 Net income (U.S. GAAP) (a) $694 $604 $581 $195 $46 Net income (U.S. GAAP) (annualized) (b) $2,815 $2,403 $2,311 $784 $185 Net income available to common shareholders (U.S. GAAP) (c) $674 $569 $562 $163 $29 Add: Intangible amortization, net of tax 9 9 9 9 10 Tangible net income available to common shareholders (d) $683 $578 $571 $172 $39 Tangible net income available to common shareholders (annualized) (e) $2,770 $2,299 $2,272 $692 $157 Net income available to common shareholders (annualized) (f) $2,733 $2,264 $2,236 $656 $117 Average Bancorp shareholders' equity (U.S. GAAP) (g) $22,952 $23,126 $22,952 $22,420 $21,713 Less: Average preferred stock (h) (2,116) (2,116) (2,007) (1,770) (1,770) Average goodwill (4,259) (4,261) (4,261) (4,261) (4,251) Average intangible assets and other servicing rights (133) (151) (164) (178) (193) Average tangible common equity (i) $16,444 $16,598 $16,520 $16,211 $15,499 Less: Average accumulated other comprehensive income ("AOCI") (2,231) (2,623) (2,919) (2,702) (1,825) Average tangible common equity, excluding AOCI (j) $14,213 $13,975 $13,601 $13,509 $13,674 Adjustments (pre-tax items) Valuation of Visa total return swap 13 30 22 29 22 Net business acquisition, disposition, and merger-related charges - 27 - 9 7 Fifth Third Foundation contribution - 25 - - - Branch and non-branch real estate charges - 21 19 12 - Restructuring severance expense - - 19 - - FHLB debt extinguishment charge - - - 6 - Private equity write-down - - - - 15 Adjustments - after-tax 1 (k) 10 79 46 43 34 Adjustments - tax-related State tax adjustments - (13) - - - Adjustments - tax-related (l) - (13) - - - Adjusted net income [(a) + (k) + (l)] $704 $670 $627 $238 $80 Adjusted net income (annualized) (m) $2,855 $2,665 $2,494 $957 $322 Adjusted net income available to common shareholders [(c) + (k) + (l)] $684 $635 $608 $206 $63 Adjusted net income available to common shareholders (annualized) (n) $2,774 $2,526 $2,419 $829 $253 Adjusted tangible net income available to common shareholders [(d) + (k) + (l)] $693 $644 $617 $215 $73 Adjusted tangible net income available to common shareholders (annualized) (o) $2,811 $2,562 $2,455 $865 $294 Average assets (p) $203,836 $203,930 $202,533 $198,387 $171,871 Metrics: Return on assets (b) / (p) 1.38% 1.18% 1.14% 0.40% 0.11% Adjusted return on assets (m) / (p) 1.40% 1.31% 1.23% 0.48% 0.19% Return on average common equity (f) / [(g) + (h)] 13.1% 10.8% 10.7% 3.2% 0.6% Adjusted return on average common equity (n) / [(g) + (h)] 13.3% 12.0% 11.5% 4.0% 1.3% Return on average tangible common equity (e) / (i) 16.8% 13.9% 13.8% 4.3% 1.0% Adjusted return on average tangible common equity (o) / (i) 17.1% 15.4% 14.9% 5.3% 1.9% Adjusted return on average tangible common equity, excluding AOCI (o) / (j) 19.8% 18.3% 18.1% 6.4% 2.2% For the Three Months Ended

29 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Non-GAAP reconciliation For end note descriptions, see end note summary starting on page 30; totals shown above may not foot due to rounding Fifth Third Bancorp and Subsidiaries For the Three Months Ended $ and shares in millions March December September June March (unaudited) 2021 2020 2020 2020 2020 Average interest-earning assets (a) $182,715 $182,418 $180,704 $176,224 $151,213 Net interest income (U.S. GAAP) (b) $1,176 $1,182 $1,170 $1,200 $1,229 Add: Taxable equivalent adjustment 3 3 3 3 4 Net interest income (FTE) (c) $1,179 $1,185 $1,173 $1,203 $1,233 Net interest income (FTE) (annualized) (d) $4,782 $4,714 $4,667 $4,838 $4,959 Noninterest income (U.S. GAAP) (e) $749 $787 $722 $650 $671 Valuation of Visa total return swap 13 30 22 29 22 Net business disposition charges - 11 - - - Branch and non-branch real estate charges - - 10 12 - Private equity write-down - - - - 15 Adjusted noninterest income (f) $762 $828 $754 $691 $708 Add: Securities (gains)/losses (3) (14) (51) (21) 24 Adjusted noninterest income, (excl. securities (gains)/losses) $759 $814 $703 $670 $732 Noninterest expense (U.S. GAAP) (g) $1,215 $1,236 $1,161 $1,121 $1,200 Fifth Third Foundation contribution - (25) - - - Branch and non-branch real estate charges - (21) (9) - - Business acquisition and merger-related expenses - (16) - (9) (7) Restructuring severance expense - - (19) - - FHLB debt extinguishment charge - - - (6) - Adjusted noninterest expense (h) $1,215 $1,174 $1,133 $1,106 $1,193 Metrics: Pre-provision net revenue [(c) + (e) - (g)] 713 736 734 732 704 Adjusted pre-provision net revenue [(c) + (f) - (h)] 726 839 794 788 748 Net interest margin (FTE) (d) / (a) 2.62% 2.58% 2.58% 2.75% 3.28% Efficiency ratio (FTE) (g) / [(c) + (e)] 63.0% 62.7% 61.3% 60.5% 63.0% Adjusted efficiency ratio (h) / [(c) + (f)] 62.6% 58.3% 58.8% 58.4% 61.5%

30 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Earnings presentation end notes Slide 3 end notes 1. Reported ROTCE, NIM, pre-provision net revenue, and efficiency ratio are non-GAAP measures: all adjusted figures are non-GAAP measures; see reconciliation on pages 28 and 29 of this presentation and the use of non-GAAP measures on pages 25-27 of the earnings release. 2. Allowance for credit losses as a percentage of portfolio loans and leases. 3. Current period regulatory capital ratios are estimated. Slide 4 end notes 1. Results are on a fully-taxable equivalent basis; non-GAAP measure: see reconciliation on pages 28 and 29 of this presentation and use of non-GAAP measures on pages 25-27 of the earnings release. Slide 5 end notes Note: Data as of 3/31/21; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies. 1. Excludes ~$5.4BN in Small Business Administration Paycheck Protection Program (PPP) loans. 2. Effective duration of the taxable available for sale portfolio. 3. Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve. 4. Assumes cash is deployed into bullet securities, which are added evenly over first 12 months of scenario (versus no additions in the base scenario). 5. Securities are priced at par at a 1.9% spread over IOER Slide 6 end notes 1. Non-GAAP measure: see reconciliation on pages 28 and 29 of this presentation and use of non-GAAP measures on pages 25-27 of the earnings release. Slide 7 end notes 1. Non-GAAP measure: see reconciliation on pages 28 and 29 of this presentation and use of non-GAAP measures on pages 25-27 of the earnings release. Slide 8 end notes 1. Includes taxable and tax-exempt securities. Slide 12 end notes 1. Excludes HFS loans. Slide 13 end notes 1. 1Q21 commercial and consumer portfolio make up $129M and $44M, respectively, of the total reserve for unfunded commitments; Certain prior period data has been reclassified to conform to current period presentation Slide 14 end notes 1. Current period regulatory capital ratios are estimated. Slide 15 end notes 1. Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 25-27 of the earnings release. Slide 16 end notes 1. Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 25-27 of the earnings release. Slide 17 end notes 1. Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 25-27 of the earnings release

31 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Earnings presentation end notes Slide 21 end notes 1. 2016-2020. 2. since 2004 3. 2019-2020. 4. Since 2012 Slide 22 end notes 1. Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures. Slide 23 end notes Note: Data as of 3/31/21. 1. Excludes HFS Loans & Leases. 2. Fifth Third had $11B of variable loans classified as fixed given the impacts of $3BN in floors with a 2.25% 1ML strike and $8BN in receive-fix swaps. 3. Excludes ~$5.4BN in Small Business Administration Paycheck Protection Program (PPP) loans. 4. Fifth Third had $705MM 3ML receive-fix swaps and $1.25B 1ML receive-fix swaps outstanding against long-term debt, which are being included in floating long-term debt. 5. Effective duration and yield of the taxable available for sale portfolio. 6. As a percent of total commercial, excluding PPP loans. 7. As a percent of total consumer. 8. As a percent of par. 9. Includes 12ML, 6ML, and Fed Funds based loans. Slide 26 end notes 1. Assumes FIS will have sufficient taxable income to utilize TRA related deductions and have a marginal tax rate of 25%. 2. See forward-looking statements on page 2. Slide 27 end notes 1. Loan balances exclude nonaccrual loans HFS. Slide 28 end notes Note: See pages 25-27 of the earnings release for a discussion on the use of non-GAAP financial measures. 1. Assumes a 23% tax rate, except for merger-related expenses impacted by certain non-deductible items Slide 29 end notes Note: See pages 25-27 of the earnings release for a discussion on the use of non-GAAP financial measures. 1. Assumes a 23% tax rate, except for merger-related expenses impacted by certain non-deductible items